                                                                   EXHIBIT 10.13

                   SECOND AMENDMENT TO AMENDED AND RESTATED
                           SECURED CREDIT AGREEMENT


     THIS SECOND AMENDMENT TO AMENDED AND RESTATED SECURED CREDIT AGREEMENT (this "Amendment") dated as of December 28, 1998, is by and between Palex, Inc., a Delaware corporation (the "Borrower"), Ridge Pallets, Inc., a Florida corporation (a "Borrower" for purposes of Section 2.2(c) of the Credit Agreement, as defined hereinafter), Bank One, Texas, National Association ("Bank One"), National City Bank, Wells Fargo Bank, Comerica Bank, Paribas and the other lenders from time to time parties hereto (each a "Lender" and collectively, the "Lenders"), and Bank One as administrative agent for the Lenders (in such capacity, the "Agent").

                                 WITNESSETH:

     WHEREAS, the Borrower, the Lenders and the Agent have entered into that certain Secured Credit Agreement dated as of September 3, 1998, as amended by that certain First Amendment to Amended and Restated Secured Credit Agreement dated as of November 10, 1998, pursuant to which the Lenders have agreed to make Loans to the Borrower and to issue Letters of Credit for the account of the Borrower pursuant to the terms thereof (the "Credit Agreement"); and

     WHEREAS, the Borrower, the Lenders and the Agent desire to amend the Credit Agreement as hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower, the Lenders and the Agent hereby agree as follows:

     1.   Amendments to Credit Agreement.
          ------------------------------

          (a) Section 1.1 of the Credit Agreement is hereby amended as follows:

              (i) The definitions of "Agent Loans", "Agent Swing Line", "Commitment Step-down Date", "Revolving Loans", "Tangible Assets" and "Tangible Assets to Senior Debt Plus Current Liabilities Ratio" are hereby deleted in their entirety. Any reference in the Agreement to "Revolving Loan" or "Revolving Loans" shall hereafter be deemed to refer to "Loan" or "Loans".

              (ii) The definitions of "Applicable Margin", "Base Rate", "Base Rate Loan", "Collateral", "Commitment", "Commitment Amount", "Credit Documents", "EBITDA", "L/C Commitments", "Loan", "Majority Lenders", "Maturity Date" and "Public Subordinated Debt Issue" are hereby amended and restated in their entirety as follows:

     "Applicable Margin"  means (i) for Base Rate Loans, 0.50%, and (ii) for
LIBOR Loans, 2.75%.   The Applicable Margin for Base Rate Loans and for LIBOR
Loans, as applicable, shall be increased by 0.50% at the end of each calendar quarter commencing March 31, 1999, and quarterly thereafter.

     "Base Rate" means, for any day, the higher of (i) the fluctuating commercial loan rate announced by the Agent from time to time as its base rate for Dollar loans in the United States of America in effect on such day (which base rate may not be the lowest rate charged by the Agent on loans to any of its customers), or (ii) the Federal Funds Rate plus one-half of one percent (0.5%) per annum, with any change in the Base Rate resulting from a change in such rate to be effective on the date of the relevant change.

     "Base Rate Loan" means a Loan bearing interest prior to maturity at the Base Rate plus the Applicable Margin.

     "Collateral" means all property and assets of the Borrower and its Subsidiaries in which the Agent is granted a Lien for the benefit of the Lenders.

     "Commitment" means, relative to any Lender, such Lender's obligation to make Loans and to participate in Letters of Credit issued pursuant to Sections
2.1 and 2.2 in the percentage set forth opposite its signature hereto or pursuant to the provisions of Section 10.10, as such commitment may be reduced from time to time pursuant to this Agreement.

     "Commitment Amount" means an amount equal to $150,000,000, as such amount may be reduced from time to time pursuant to the terms of this Agreement.

     "Credit Documents" means this Agreement, the Notes, the Subsidiary Guaranties, the Stock Pledge Agreements, the Security Agreements, the Mortgages, the Applications, the Borrowing Requests and any other documents or instruments executed by the Borrower or any of the Guarantors in connection with this Agreement.

     "EBITDA" means, for any period, on a historic four fiscal quarter rolling basis, the sum of (i) Consolidated Net Income plus each of the following to the extent actually added or deducted in determining Consolidated Net Income (a) Consolidated Interest Expense, (b) provisions for taxes based on income or revenues, (c) up to $9,000,000 in extraordinary, unusual or non-recurring gains or losses for the trailing four fiscal quarters through June 30, 1999, and any extraordinary, unusual or non-recurring gains (but not losses) thereafter, plus
(d) the amount of all depreciation and amortization expense actually deducted in determining Consolidated Net Income, all calculated on a consolidated basis for the Borrower and its Subsidiaries and as determined in accordance with GAAP. Upon the consummation of any Acquisition, EBITDA shall be adjusted to include the historical financial results of the acquired business (on a trailing four fiscal quarter pro forma basis consistent with SEC regulations and practices).

     "L/C Commitments" means, relative to any Lender, such Lender's obligation to participate in Letters of Credit pursuant to Section 2.2 in the percentage set forth opposite its signature hereto or pursuant to Section 10.10, as such commitments may be reduced from time to time pursuant to the terms of this Agreement.

     "Loan" means the revolving loans by the Lenders described in Section 2.1 outstanding as a Base Rate Loan or a LIBOR Loan, each of which is a "type" of Loan hereunder.

     "Majority Lenders" means, at any time, the Lenders then holding in the aggregate one hundred percent (100%) of the aggregate of the Commitments, or if the Commitments have terminated pursuant to the terms hereof, the aggregate Obligations. The percentage set forth opposite each Lender's name in the line "Percentage" on the signature page hereto reflects the initial voting percentage of each Lender hereunder on the Effective Date.

     "Maturity Date" means April 1, 2000.

     "Public Subordinated Debt Issue" means a public issuance of subordinated debt securities of the Borrower (including any issuance of subordinated debt securities pursuant to Rule 144(a)) in an aggregate principal amount of at least $150,000,000, the terms of which debt securities are approved in advance of the offering thereof by the Majority Lenders in their sole discretion."

              (iii) The definition of "Fixed Charge Coverage Ratio" is hereby amended by adding the words "and practices" before the parentheses at the end thereof.

              (iv) The following definitions of "Mortgages", "Private Subordinated Debt Issue" and "Security Agreements" are hereby added in the correct alphabetical order:

     "Mortgages" means each mortgage or deed of trust (including an assignment of leases and rents) of the Borrower and any of its Subsidiaries in form and substance reasonably satisfactory to the Agent granting the Lenders a Lien upon any interest it has in real property, as amended, restated or supplemented from time to time.

     "Private Subordinated Debt Issue" means a private issuance of subordinated debt securities of the Borrower in an aggregate principal amount of up to $50,000,000, the terms of which debt securities are (i) typical of those contained in a public subordinated debt issue by companies of the type, size and condition (financial and otherwise) as the Borrower, and (ii) approved by the Majority Lenders in their sole discretion in advance of the offering thereof by the Borrower.

     "Security Agreements" means each Security Agreement of the Borrower and any of its Subsidiaries in substantially the form of Exhibit 4.1D, as amended, restated or supplemented from time to time.

          (b) Section 2.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

     "Section 2.1  Loans.  Subject to the terms and conditions hereof, each
                   -----
     Lender severally and not jointly agrees to make one or more loans (each a " Loan") to the Borrower from time to time before the Commitment Termination Date on a revolving basis in an aggregate amount not to exceed at any time outstanding an amount equal to its Percentage of the Commitment Amount (for each Lender, its "Commitment"), subject to any reductions thereof pursuant to the terms of this Agreement. No Lender shall be permitted or required to make any Loan if, after giving effect thereto, (i) the aggregate principal amount of the Loans of all Lenders and L/C Obligations outstanding of the Borrower would thereby exceed the Commitment Amount then in effect; or (ii) the aggregate principal amount of all Loans of such Lender and its participating interest in all L/C Obligations would thereby exceed the Percentage of such Lender of the Commitment Amount then in effect. Each Borrowing of Loans shall be made ratably from the Lenders in proportion to their respective Percentages. Loans may be repaid, in whole or in part, and all or any portion of the principal amount thereof reborrowed, before the Commitment Termination Date, subject to the terms and conditions hereof."

          (c) Section 2.3 of the Credit Agreement is hereby amended by deleting the second sentence thereof.

          (d) Section 2.4(d) of the Credit Agreement is hereby amended by deleting the second sentence thereof.

          (e) Section 2.6(a) of the Credit Agreement is hereby amended by deleting the clauses "with respect to Revolving Loans," and "or with respect to Agent Loans, the sum of the Base Rate from time to time in effect minus 0.5%," in the fifth, sixth and seventh lines thereof.

          (f) Section 2.7 of the Credit Agreement is hereby amended by deleting the clause "which is a Revolving Loan" in the first line of subsection (a) thereof, by adding the word "and" at the end of subsection (b) thereof, by deleting the semicolon and the word "and" at the end of subsection (c) thereof and inserting a period in its place and by deleting subsection (d) thereof in its entirety.

          (g) Section 2.8 of the Credit Agreement is hereby amended by deleting the second sentence thereof.

          (f) Section 2.10 of the Credit Agreement is hereby amended by adding the following sentence as the new second sentence thereof:

     "The Borrower shall also, immediately and without notice or demand, pay the net proceeds of any Private Subordinated Debt Issue to the Lenders as a prepayment of the Loans and if all Loans have been paid, a pre-funding of Letters of Credit pursuant to the provisions of Section 7.4."

          (g) Section 2.11 of the Credit Agreement is hereby amended by deleting the clause "(and, with respect to the Agent, any Agent Loans outstanding to the Borrower)" in the second sentence thereof.

          (h) Section 2.13 of the Credit Agreement is hereby amended by deleting the number "1,000,000" in the fourth line thereof and inserting the number "5,000,000" in its place.

          (i) Section 3.1 of the Credit Agreement is hereby amended as follows:

                (i) Section 3.1(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "(a)  Commitment Fee.  For the period from the Effective Date to and
                --------------
     including the Commitment Termination Date the Borrower shall pay to the Agent for the ratable account of the Lenders, a commitment fee (computed on a basis of a 365/366-day year and actual days elapsed) on an amount equal to the average daily difference between (i) the sum of the Commitment Amount and (ii) the outstanding Loans and L/C Obligations times 0.50% per annum. The commitment fee shall be increased by 0.50% at the end of each calendar quarter commencing March 31, 1999, and quarterly thereafter. Such commitment fees shall be payable in arrears commencing on September 30, 1998, and on the last Business Day of each calendar quarter thereafter and on the Maturity Date unless the Commitments are terminated in whole on an earlier date, in which event the commitment fee for the period to but not including the date of such termination shall be paid in whole on the date of such termination."

              (ii) Section 3.1(b) of the Credit Agreement is hereby amended by deleting the clause "the fronting fee described in the Fee Letter" at the end thereof and inserting in its place the clause "a 1/8% of 1% fronting fee of the face amount of each Letter of Credit".

          (j) Section 3.3 of the Credit Agreement is hereby amended by adding the word "and" at the end of subsection 3.3(a)(iv).

          (k) Section 4.2 of the Credit Agreement is hereby amended by deleting the clause "but excluding the Revolving Loans to be made as required by Section 2.1(b)" in the third and fourth lines thereof.

          (l) Section 4.2(e) and Section 5.5 of the Credit Agreement are hereby amended by deleting the references to Regulation G.

          (m) Section 6.5 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "Section 6.5.  Insurance.  The Borrower and its Subsidiaries will
                         ---------
     maintain or cause to be maintained with responsible insurance companies, insurance against any loss or damage to all material insurable property and assets owned by them, such insurance to be of a character and in or in excess of such amounts as are customarily maintained by companies similarly situated and operating like property or assets, all of which policies shall name the Agent as a loss payee for losses in excess of $50,000 and provide that no policy shall terminate without at least thirty (30) days' advance written notice to the Agent and otherwise be reasonably acceptable to the Agent. The Borrower and each of its Subsidiaries will also insure employers' and public and product liability risks, such insurance to be of a character and in or in excess of such amounts as are customarily maintained by companies similarly situated and operating like property or assets (with each liability insurance policy to name the Agent as an additional insured) with responsible insurance companies, all as reasonably acceptable to the Agent. No deductible under any of such policies shall exceed $250,000, unless such deductible amount under any such policy shall become unavailable on commercially reasonable terms and the Borrower shall not self-insure any such risks, in each case except as may have covered claims by any Subsidiary prior to the date of Acquisition thereof. The Borrower will on or before January 31st of each calendar year and upon the request of the Agent, furnish a certificate from an officer of the Borrower setting forth the nature and extent of the insurance maintained pursuant to this Section 6.5."

          (n) Section 6.6(e) of the Credit Agreement is hereby amended by deleting the reference to Section 6.24.

          (o) Section 6.9 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "Section 6.9  New Subsidiaries.  The Borrower shall cause (i) any
                        ----------------
     direct or indirect domestic Subsidiary which is formed or acquired after the Effective Date to become a Guarantor with respect to, and jointly and severally liable with all other Guarantors for, all of the Obligations under this Agreement and the Note pursuant to a Guaranty substantially in the form of Exhibit 4.1A, to execute and deliver a Security Agreement substantially in the form of Exhibit 4.1D, together with a UCC-1 Financing Statement with respect to the assets of such Guarantor as set forth therein and to execute and deliver a Mortgage on any interest it has in real property which the Agent determines material in its reasonable discretion, together with UCC-1 Financing Statements with respect to the personal property assets of such Guarantor as set forth therein (which Mortgages shall be recorded by the Agent upon written notice to the Agent by the Borrower, a Guarantor or a Lender of the occurrence of a Default), and (ii) any Subsidiary which forms or acquires a Subsidiary after the Effective Date to execute and deliver to the Agent a Stock Pledge Agreement substantially in the form of Exhibit 4.1B and to deliver to the Agent the original stock certificates for any such Subsidiary as set forth therein (or other evidence of its ownership interest therein) and undated stock powers executed in blank with respect thereto, in each case within thirty (30) days following such formation or acquisition. The Borrower shall provide to the Agent a list of all its Subsidiaries with the state or country of incorporation and the location of the principal place of business of each such Subsidiary at the same time as it provides its quarterly financial reports to the Agent pursuant to Section 6.6(a)(i). Upon demand by the Agent (which demand shall be made at the request of any Lender), the Borrower shall promptly execute and deliver to the Agent, and shall cause its domestic Subsidiaries to promptly execute and deliver to the Agent, such other and further security documents as may be reasonably requested by the Agent to perfect a Lien on its rolling stock and all equipment with certificates of title."

          (p) Section 6.11(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "(a) the Borrower or any of its Subsidiaries may merge into or consolidate with, make an Acquisition or otherwise purchase or acquire all or substantially all of the assets or stock of any other Person if upon the consummation of any such merger, consolidation, purchase or Acquisition,
     (i) the Borrower or such Subsidiary is the surviving corporation to any such merger or consolidation (or the other Person will thereby become a Subsidiary); (ii) the nature of the business of such acquired Person is a Permitted Business; (iii) the Borrower shall have delivered to the Agent (which the Agent shall promptly provide to each Lender) within ten (10) Business Days prior to the consummation of an Acquisition a report signed by an executive officer of the Borrower which shall contain calculations demonstrating the Borrower's compliance with Sections 6.20, 6.21, 6.22 and
     6.23 (on a trailing four fiscal quarter pro forma basis, consistent with SEC regulations and practices), such calculations to use historical financial results of the acquired business; (iv) all Lenders shall consent;
     (v) no Default or Event of Default shall have occurred and be continuing or would otherwise be existing as a result of such merger, consolidation, purchase or Acquisition; and (vi) such merger, consolidation, purchase or Acquisition is non-hostile in nature; and"

          (q) Section 6.13(l) of the Credit Agreement is hereby amended by deleting the clause "Stock Pledge Agreements" and inserting in its place the clause "Credit Documents".

          (r) Section 6.14 of the Credit Agreement is hereby amended as follows:

              (i) Section 6.14(e) of the Credit Agreement is hereby amended by adding the clause "as reasonably acceptable to the Agent" after the word "hereunder" in the second line thereof.

              (ii) Section 6.14(g) of the Credit Agreement is hereby amended by adding the clause "Subordinated Debt Issue or Private Subordinated" after the word "Public" in the first line thereof.

          (s) Sections 6.20, 6.21, 6.22 and 6.23 are hereby amended and restated in their entirety as follows and Section 6.24 is hereby deleted in its entirety:

          "Section 6.20  Minimum Consolidated Net Worth.  The Borrower will
                         ------------------------------
     maintain a minimum Consolidated Net Worth of not less than an amount equal to the sum of (i) $78,618,000, plus (ii) for each fiscal quarter ended prior to (but not on) such date of determination, commencing with the fiscal quarter ended June 28, 1998, (x) an amount equal to 50% of Consolidated Net Income for such fiscal quarter, if positive, plus (y) an amount equal to 100% of the amount of any equity issuance by the Borrower, including in a secondary offering or where equity is used to acquire another entity in an Acquisition, plus (z) an amount equal to 100% of the stockholders equity of any entity acquired in an Acquisition for which the Borrower uses the pooling of interest method of accounting in accordance with GAAP.

          Section 6.21  Minimum Fixed Charge Coverage Ratio.  The Borrower
                        -----------------------------------
     will maintain a Fixed Charge Coverage Ratio of at least 1.0 to 1.0 through June 28, 1999, and 1.25 to 1.0 thereafter.

          Section 6.22  Maximum Funded Debt to EBITDA Ratio.  The Borrower
                        -----------------------------------
     will maintain a maximum Funded Debt to EBITDA Ratio of not greater than
     3.50 to 1.0 through June 28, 1999, 3.25 to 1.0 from June 29, 1999, through December 28, 1999, and 3.0 to 1.0 from December 29, 1999 thereafter; provided that if a Public Subordinated Debt Issue shall have closed, the Borrower will maintain a maximum Funded Debt to EBITDA Ratio of not greater than 3.75 to 1.0 from and after the date thereof.

          Section 6.23  Maximum Senior Debt to EBITDA Ratio.  The Borrower
                        -----------------------------------
     will maintain a maximum Senior Debt to EBITDA Ratio of not greater than
     3.25 to 1.0 through June 28, 1999, 3.0 to 1.0 from June 29, 1999, through December 28, 1999, and 2.75 to 1.0 from December 29, 1999 thereafter."

          (t) Section 7.1 of the Credit Agreement is hereby amended as follows:

              (i) Section 7.1(j) is hereby amended by deleting the word "or" at the end thereof.

              (ii) Section 7.1(k) is hereby amended and restated in its entirety as follows:

          "(k)(i) any Person or two or more Persons acting in concert shall acquire beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended), directly or indirectly, of voting securities of the Borrower (or other securities convertible into such securities) representing fifty percent (50%) or more of the combined voting power of all outstanding securities of the Borrower entitled to vote in the election of directors; or (ii) individuals who on the Effective Date, constitute the Borrower's Board of Directors, or their successors approved in accordance with the terms below, cease for any reason to constitute at least a majority thereof, unless the election or nomination for the election by the Borrower's stockholders of each new director was approved by vote of at least 2/3rds of the directors then still in office who were directors on the Effective Date, or their successors approved in accordance with the terms hereof; or (iii) the common stock of the Borrower shall be delisted from the National Association of Securities Dealers Automated Quotation System; or"

                (iii)  A new Section 7.1(l) is hereby added as follows:

          "(l) an Event of Default shall occur and be continuing under any documents evidencing any Public Subordinated Debt Issue or any Private Subordinated Debt Issue."

          (u) Section 9.2 of the Credit Agreement is hereby amended by deleting the clause ", including its capacity as a Lender under the Agent Swing Line" and the clause "to the Agent Loans, or" in the seventh and eighth lines thereof.

          (v) Section 10.5 of the Credit Agreement is hereby amended by deleting the clause "or the Agent Loans, as applicable" and the clause "or Agent Obligations, as applicable," in the third and fifth lines thereof.

          (w) Section 10.10 of the Credit Agreement is hereby amended as follows:

              (i) Section 10.10(a) of the Credit Agreement is hereby amended by deleting the word "or" in the seventeenth line thereof and inserting a comma in its place and by inserting the clause ", any Security Agreement or any Mortgage" after the word "Agreement" in such line.

              (ii) Section 10.10(b) of the Credit Agreement is hereby amended by deleting the clause "; provided that, the Agent shall not be required to sell its Agent Loans at such time as it may sell any other portion of its Borrowings, Notes, Commitments and other interests hereunder" in the sixteenth, seventeenth and eighteenth lines thereof.

          (x) Section 10.11(i) of the Credit Agreement is hereby amended by deleting the clause "(and the Agent in the case of Agent Loans)" in the third and fourth lines thereof.

          (y) The Percentages of the Lenders as of the date of this Amendment shall be as follows (and all references to Percentages of Commitments on and after the Commitment Step-down Date on the signature pages of the Credit Agreement are hereby deleted):


                Lender                                   Percentage
----------------------------------------------  -----------------------------

Bank One, Texas, National Association                 44.6666666666%

National City Bank                                    16.6666666667%

Wells Fargo Bank                                      16.6666666667%

Comerica Bank                                             12.00%

Paribas                                                   10.00%

          (z) The Credit Agreement is hereby amended by adding a new Exhibit 4.1D as attached hereto.

      2.  Reaffirmation of Representations and Warranties. To induce the Lenders
          ------------------------------------------------
and the Agent to enter into this Amendment, the Borrower hereby reaffirms, as of the date hereof, its representations and warranties in their entirety contained in the Credit Agreement and in all other documents executed pursuant thereto (except to the extent such representations and warranties relate solely to an earlier date) and additionally represents and warrants as follows:

          (a) The execution and delivery of this Amendment and the performance by the Borrower of its obligations under this Amendment and the Credit Agreement as amended hereby are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental and other approvals (if any shall be required), and do not and will not contravene or conflict with the governance documents of the Borrower or any provision of law, any presently existing requirement or restriction imposed by any judicial, arbitral, regulatory or governmental instrumentality or constitute a default under, or result in the creation or imposition of any Lien other than a Permitted Lien upon any property or assets of the Borrower or any Guarantor under, any agreement, instrument or indenture by which the Borrower or any Guarantor is bound;

          (b) This Amendment has been duly executed and delivered on behalf of the Borrower and this Amendment and the Credit Agreement as amended hereby are the legal, valid and binding obligations of the Borrower, enforceable in accordance with its terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws and equitable principles affecting the enforcement of creditors' rights generally; and

          (c) No Default or Event of Default has occurred and is continuing after giving effect to this Amendment.

     3.  Conditions.  The effectiveness of this Amendment is subject to the
         ----------
following conditions, all in form and substance satisfactory to the Lenders:

          (a)  The Agent shall have received:

               (i) Consent of Guarantors.  Each Guarantor shall consent to this
                   ---------------------
Amendment by executing and delivering to the Agent the applicable Consent and Acknowledgment attached hereto;

               (ii) Security Agreements. The duly executed Security Agreements
                    -------------------
of each of the Borrower and the Guarantors in substantially the form of Exhibit 4.1D;

               (iii) UCC-1 Financing Statements. The duly executed UCC-1
                     --------------------------
Financing Statements of each of the Borrower and the Guarantors with respect to the Collateral referenced in the Security Agreements;

               (iv) Certificates of Officers of Borrower and Guarantors.  A
                    ---------------------------------------------------
certificate of the Secretary or Assistant Secretary and the President or Vice President of each of the Borrower and to the extent not previously provided to the Agent, the Guarantors containing specimen signatures of the persons authorized to execute Credit Documents on such Person's behalf or any other documents provided for herein, together with (x) copies of resolutions of the Board of Directors of such Person authorizing the execution and delivery of the Credit Documents and of all other legal documents or proceedings taken by such Person in connection with the execution and delivery of the Credit Documents,
(y) copies of such Person's Certificate or Articles of Incorporation, certified by the Secretary of State of such Person's jurisdiction of organization, and Bylaws or other organizational documents;

              (v) Certificate of Existence and Good Standing.  A certificate of
                  ------------------------------------------
existence and good standing from the Secretary of State of the State of Delaware with respect to the Borrower;

              (vi) Fees. Payment of all fees and expenses incurred through the
                   ----
date hereof then due and owing to the Agent and the Lenders;

              (vii) Opinion of Counsel.  The opinion of Edward Rhyne, Esquire,
                    ------------------
General Counsel to the Borrower and the Guarantors covering such matters as the Lenders may reasonably require; and

              (viii) Other Documents.  Such other documents as the Lenders may
                     ---------------
reasonably request.

          (b) All legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Lenders.

The effectiveness of this Amendment is also subject to the condition subsequent that the Borrower and any applicable Guarantors shall execute and deliver to the Agent for the benefit of the Lenders Mortgages covering any of their interests in real property which the Agent determines material in its reasonable discretion, together with UCC-1 Financing Statements with respect to the personal property assets and fixtures covered thereby on or before January 31, 1999 (which Mortgages shall be recorded by the Agent upon written notice to the Agent by the Borrower, a Guarantor or a Lender of the occurrence of a Default).

     4.  Reaffirmation of Credit Agreement.  This Amendment shall be deemed to
         ---------------------------------
be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

     5.  Defined Terms.  Except as amended hereby, terms used herein when
         -------------
defined in the Credit Agreement shall have the same meanings herein unless the context otherwise requires.

     6.  Governing Law; Arbitration; Submission to Jurisdiction; Waiver of Jury
         ----------------------------------------------------------------------
Trial.
-----

          (a) The Credit Agreement, as amended hereby, and the other Credit Documents, and the rights and duties of the parties thereto, shall be construed in accordance with and governed by the internal laws of the State of Texas.

          (b) THE AGENT, EACH LENDER AND THE BORROWER HEREBY WAIVES ITS RIGHT TO RESOLVE DISPUTES, CLAIMS, AND CONTROVERSIES ARISING FROM THE CREDIT AGREEMENT, AS AMENDED HEREBY, ANY OTHER CREDIT DOCUMENT OR ANY MATTER IN CONNECTION THEREWITH, INCLUDING, WITHOUT LIMITATION, CONTRACT DISPUTES AND TORT CLAIMS, THROUGH ANY COURT PROCEEDING OR LITIGATION AND ACKNOWLEDGES THAT ALL SUCH DISPUTES, CLAIMS AND CONTROVERSIES SHALL BE RESOLVED PURSUANT TO THIS SECTION, EXCEPT THAT EQUITABLE RELIEF AND CERTAIN OTHER RIGHTS AND REMEDIES SET FORTH BELOW MAY BE SOUGHT FROM ANY COURT OF COMPETENT JURISDICTION. EACH PARTY REPRESENTS TO THE OTHER PARTIES THAT THIS WAIVER IS MADE KNOWINGLY AND VOLUNTARILY AFTER CONSULTATION WITH AND UPON ADVICE OF ITS COUNSEL AND IS A MATERIAL PART OF THIS AGREEMENT. ALL SUCH DISPUTES, CLAIMS AND CONTROVERSIES SHALL BE RESOLVED BY BINDING ARBITRATION PURSUANT TO THE COMMERCIAL RULES OF THE AMERICAN ARBITRATION ASSOCIATION ("AAA"). Any arbitration proceeding held pursuant to this arbitration provision shall be conducted in Houston, Texas or at any other place selected by mutual agreement of the parties. No act to take or dispose of any collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This arbitration provision shall not limit the right of any party during any dispute, claim or controversy to seek, use, and employ ancillary, or preliminary rights and/or remedies, judicial or otherwise, for the purposes of realizing upon, preserving, protecting, foreclosing upon or proceeding under forcible entry and detainer for possession of, any real or personal property, and any such action shall not be deemed an election of remedies. Such remedies include, without limitation, obtaining injunctive relief or a temporary restraining order, invoking a power of sale under any deed of trust or mortgage, obtaining a writ of attachment or imposition of a receivership, or exercising any rights relating to personal property, including exercising the right of set-off, or taking or disposing of such property with or without judicial process pursuant to the Uniform Commercial Code. Any disputes, claims or controversies concerning the lawfulness or reasonableness of an act, or exercise of any right or remedy concerning any collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the collateral, shall also be arbitrated; provided, however that no arbitrator shall have the right or the power to enjoin or restrain any act of either party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. The statute of limitations, estoppel, waiver, laches and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of any action for these purposes. The federal arbitration act (Title 9 of the United States Code) shall apply to the construction, interpretation, and enforcement of this arbitration provision.

          (c) To the fullest extent permitted by applicable law, each party hereto agrees that any court proceeding or litigation permitted by Section 6(b) may be brought and maintained in the courts of the State of Texas sitting in Harris County or the United States District Court for the Southern District of Texas. To the fullest extent permitted by applicable law, the Borrower hereby expressly and irrevocably submits to the jurisdiction of the courts of the State of Texas and the United States District Court for the Southern District of Texas for the purpose of any such litigation as set forth above and irrevocably agrees to be bound by any judgment rendered thereby in connection with such litigation. To the fullest extent permitted by applicable law, the Borrower further irrevocably consents to the service of process, by registered mail, postage prepaid, or by personal service within or without the state of Texas. To the fullest extent permitted by applicable law, the Borrower hereby expressly and irrevocably waives any objection which it may have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in an inconvenient forum. To the extent that the Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, the Borrower hereby irrevocably waives to the fullest extent permitted by applicable law, such immunity in respect of its obligations under the Credit Agreement, as amended hereby, and the other Credit Documents.

          (d) TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY (BY ITS ACCEPTANCE HEREOF) WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING PERMITTED BY SECTION 6(B) AND WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF THE CREDIT AGREEMENT, AS AMENDED HEREBY, ANY OTHER CREDIT DOCUMENT, ANY OTHER RELATED DOCUMENT OR ANY RELATIONSHIP BETWEEN THE AGENT, ANY LENDER, THE BORROWER AND/OR ANY GUARANTOR, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR DISPUTE SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THIS PROVISION

IS A MATERIAL INDUCEMENT TO THE LENDERS TO PROVIDE THE LOANS AND THE LETTERS OF CREDIT.

     7.  Counterparts.  This Amendment may be executed in any number of
         ------------
counterparts, and by the different parties on different counterpart signature pages, each of which when executed shall be deemed an original but all such counterparts taken together shall constitute one and the same Amendment.

     8.  Severability.  Any provision of this Amendment that is prohibited or
         ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     9.  Headings.  Section headings used in this Amendment are for reference
         --------
only and shall not affect the construction of this Amendment.

     10.  Notice of Entire Agreement.  This Amendment, together with the other
          --------------------------
Credit Documents, constitute the entire understanding among the Borrower, the Agent and the Lenders and supersedes all earlier or contemporaneous agreements, whether written or oral, concerning the subject matter of the Amendment and the other Credit Documents. THIS WRITTEN AMENDMENT TOGETHER WITH THE OTHER CREDIT DOCUMENTS REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first written above.

                                   BORROWER:
                                   --------

                                   PALEX, INC.

                                   By: /s/ Edward Rhyne
                                      --------------------------------------
                                   Name:   Edward Rhyne
                                   Title:  Vice President

                                   RIDGE PALLETS, INC.

                                   By: /s/ Edward Rhyne
                                      --------------------------------------
                                   Name:   Edward Rhyne
                                   Title:  Vice President


                                   LENDERS:
                                   -------

                                   BANK ONE, TEXAS, NATIONAL ASSOCIATION,
                                   as Agent and as a Lender

                                   By: /s/ Barry A. Kelly
                                      --------------------------------------
                                   Name:   Barry A. Kelly
                                   Title:  Senior Vice President and Manager

                                   NATIONAL CITY BANK

                                   By: /s/ Michael J. Durbin
                                      --------------------------------------
                                   Name:   Michael J. Durbin
                                   Title:  Vice President

                                   WELLS FARGO BANK

                                   By: /s/ Matt Jurgens
                                      --------------------------------------
                                   Name:   Matt Jurgens
                                   Title:  Assistant Vice President

                                   COMERICA BANK

                                   By: /s/ Mark B. Grover
                                      -------------------
                                   Name:   Mark B. Grover
                                   Title:  Vice President

                                   PARIBAS

                                   By: /s/ Larry Robinson
                                      -------------------
                                   Name:   Larry Robinson
                                   Title:  Vice President

                                   By: /s/ Roger A. May
                                      -------------------
                                   Name:   Roger A. May
                                   Title:  Vice President


                          CONSENT AND ACKNOWLEDGMENT

     Each of the undersigned Guarantors, by its signature hereto, acknowledges and agrees to the terms and conditions of that certain Second Amendment to Amended and Restated Secured Credit Agreement (the "Amendment") dated as of December 28, 1998, by and between Palex, Inc., a Delaware corporation (the "Borrower"), Ridge Pallets, Inc., a Florida corporation, Bank One, Texas, National Association, National City Bank, Wells Fargo Bank, Comerica Bank, Paribas and the other lenders from time to time parties hereto (collectively, the "Lenders"). Each of the undersigned acknowledges and reaffirms its obligations under its Guaranty (collectively, the "Guaranties"), and agrees that the Guaranties shall remain in full force and effect. Although the undersigned Guarantors have been informed by the Borrower of the matters set forth in the Amendment, and the undersigned have acknowledged and agreed to same, the undersigned understand and agree that neither the Agent nor the Lenders have any duty to notify the Guarantors or to seek any of the Guarantors acknowledgment or agreement, and nothing contained herein shall create such a duty as to any transactions hereafter.

     Dated as of December 28, 1998.


                              AMERICAN PALLET RECYCLERS, INC.
                              BAY AREA PALLET COMPANY
                              CAPITAL PALLET CO. INC.
                              CONTINENTAL PALLET CO., INC.
                              DUCKERT PALLET CO., INC.
                              FRASER INDUSTRIES, INC.
                              GILBERT LUMBER COMPANY
                              INTERSTATE PALLET CO., INC.
                              ISAACSON LUMBER CO.
                              NLD, INC.
                              NLP TRANSPORT, INC.
                              NEW LONDON PALLET, INC.
                              PALLET OUTLET COMPANY, INC.
                              RIDGE PALLETS, INC.
                              SHEFFIELD LUMBER AND PALLET COMPANY, INC.
                              SHIPSHEWANA PALLET CO., INC.
                              SONOMA PACIFIC COMPANY

                              SOUTHERN PALLET, INC.
                              SUMMERS PALLET MANUFACTURING, INC.
                              VALLEY CRATING AND PACKAGING, INC.

                              By: /s/ Edward Rhyne
                                 -------------------
                              Name:   Edward Rhyne
                              Title:  Vice President


                          CONSENT AND ACKNOWLEDGMENT

     Each of the undersigned Guarantors, by its signature hereto, acknowledges and agrees to the terms and conditions of that certain Second Amendment to Amended and Restated Secured Credit Agreement (the "Amendment") dated as of December 28, 1998, by and between Palex, Inc., a Delaware corporation (the "Borrower"), Ridge Pallets, Inc., a Florida corporation, Bank One, Texas, National Association, National City Bank, Wells Fargo Bank, Comerica Bank, Paribas and the other lenders from time to time parties hereto (collectively, the "Lenders"). Each of the undersigned acknowledges and reaffirms its obligations under its Guaranty (collectively, the "Guaranties"), and agrees that the Guaranties shall remain in full force and effect. Although the undersigned Guarantors have been informed by the Borrower of the matters set forth in the Amendment, and the undersigned have acknowledged and agreed to same, the undersigned understand and agree that neither the Agent nor the Lenders have any duty to notify the Guarantors or to seek any of the Guarantors acknowledgment or agreement, and nothing contained herein shall create such a duty as to any transactions hereafter.

     Dated as of December 28, 1998.

                              ACME BARREL COMPANY, INC.
                              ATLAS CONTAINER COMPANY, INC.
                              CHARLOTTE STEEL DRUM CORPORATION
                              CONTAINER SERVICES COMPANY NW ACQUISITION, INC. CONSOLIDATED CONTAINER CORPORATION
                              CONTAINER SERVICES COMPANY SW ACQUISITION, INC. DRUM SERVICE CO. OF FLORIDA
                              ENVIRONMENTAL RECYCLERS OF COLORADO, INC.
                              MCCOOK DRUM & BARREL CO., INC.
                              PALEX CONTAINER SYSTEMS, INC.
                              SOUTHERN STEEL DRUMS, INC.
                              WESTERN CONTAINER CORPORATION
                              WESTERN CONTAINER LIMITED LIABILITY COMPANY


                              By: /s/ Dinesh Lathi
                                 -------------------
                              Name:   Dinesh Lathi
                              Title:  Vice President